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                                                                    EXHIBIT 23.1
                                                                      (Form S-8)


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated September 26, 2000 relating to the financial statements and financial statement schedule of APW Ltd., which appear in APW Ltd.'s Annual Report on Form 10-K for the year ended August 31, 2000.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
January 26, 2001